UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2026 (August 3, 2026)

AI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8548 Rozita Lee Avenue, Suite 305, Las Vegas, NV	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-400-2247

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.001 per share)	AIFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 3, 2026, AI Financial Corporation, a Nevada corporation (“we” or “us”), sold its indirect, wholly-owned subsidiary, ALT 5 Sigma Canada, Inc., a Quebec corporation, to Prime Delta Corp., a Delaware corporation (“Prime”). The sale price consisted of two components: a Secured $12 million Promissory Note (the “Note”) and 11,551,750 restricted shares of Prime’s common stock (the “Stock”).

The initial principal balance of the Note is $12 million. One million dollars in principal of the Note is due and payable to us on August 11, 2026. The remaining $11 million of principal is due and payable to us in an amount equivalent to 20% of Prime’s post-closing equity financings, and, in any event, otherwise in four equal annual installments of $2.75 million, commencing on August 3, 2027. In the context of the 20% financing-equivalent payments, or otherwise, Prime may prepay outstanding principal of the Note in whole or in part at any time or from time to time without penalty, provided that it concurrently pays all accrued but unpaid interest on the amount of principal being prepaid. The Note bears interest at the annual rate of four percent and is payable monthly on the unpaid principal, commencing on August 10, 2026. The Note is secured by all of Prime’s assets. We also received three third-party personal or entity guarantees of Prime’s obligations to us under the Note.

Prime also issued to us 11,551,750 restricted shares of its common stock, par value $0.0001 per share. The shares of Stock were issued to us pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

We incorporate by reference the disclosure set forth in Item 1.01 into this Item 2.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI FINANCIAL CORPORATION

Date: August 7, 2026	By:	/s/ Tony Isaac
Tony Isaac
Chief Executive Officer